                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                              ---------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)__________

                              ---------------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

State of Georgia                                       58-0466330
(State of incorporation if                             (I.R.S. Employer
not a U.S. national bank)                              Identification Number)

303 Peachtree Street, NE
Atlanta, GA                                            30308
(Address of trustee's principal                        (Zip Code)
executive offices)

                             Jonathan D. Rich, Esq.
                              Holland & Knight LLP
             200 South Orange Avenue, Suite 2600, Orlando, FL 32801
                                 (407) 425-8500
            (Name, address and telephone number of agent for service)

                              ---------------------

                               OFFICE DEPOT, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                     59-2663954
(State of incorporation)                     (IRS Employer Identification No.)

2200 OLD GERMANTOWN ROAD                     33445
DELRAY BEACH, FLORIDA                        (Zip Code)
(Address of principal executive offices)

                              ---------------------

                     6.250% SENIOR NOTES DUE AUGUST 15, 2013
                         (Title of indenture securities)

Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                            NAME                          ADDRESS

                  Georgia Department of Banking          Atlanta, GA
                  and Finance

                  The Board of Governors of
                  the Federal Reserve System
                  Corporation                            Washington, D.C.

                  Federal Deposit Insurance              Washington, D.C.
                  Corporation

                  (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. AFFILIATIONS WITH THE OBLIGOR. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.          LIST OF EXHIBITS.

                  List below all exhibits filed as a part of this statement of eligibility.

                  Exhibit 1 - Copy of the articles of incorporation of the Trustee as now in effect (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-62338 (Form S-3, Rock-Tenn Company), which is incorporated by reference).

                  Exhibit 2 - Copy of the certificate of authority of the Trustee to commence business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-62338 (Form S-3, Rock-Tenn Company), which is incorporated by reference).

                  Exhibit 3 - Copy of the authorization of the Trustee to exercise corporate trust powers (see Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 333-62338 (Form S-3, Rock-Tenn Company), which is incorporated by reference).

                  Exhibit 4 - Copy of the existing bylaws of the Trustee (see
                  Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-62338 (Form S-3, Rock-Tenn Company), which is incorporated by reference).

                  Exhibit 5 - Not applicable.

                  Exhibit 6 - The consent of the Trustee required by Section 321
                  (6) of the Trust Indenture Act of 1939.

                  Exhibit 7 - Copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

                  Exhibit 8 - Not applicable.

                  Exhibit 9 - Not applicable.



                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Miami, State of Florida, on the 28th day of August, 2003.

                                                      SUNTRUST BANK


                                         By: /s/ Holly Lee Jeske
                                             ----------------------------------
                                                      Holly Lee Jeske
                                                      Vice President

                                    EXHIBIT 6

                               Consent of Trustee


         Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of debt securities of Office Depot, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                                       SUNTRUST BANK


                                             By: /s/ Holly Lee Jeske
                                                -------------------------------
                                                       Holly Lee Jeske
                                                       Vice President

                                    EXHIBIT 7

                             Report of Condition of
                                  SunTrust Bank

                                                     Board of Governors of
                                                     the Federal Reserve System
                                                     OMB Number: 7100-0036
                                                     Federal Deposit
                                                     Insurance Corporation
                                                     OMB Number: 3064-0052
                                                     Office of The Comptroller
                                                     of the Currency
FEDERAL FINANCIAL INSTITUTIONS                       OMB Number: 1557-0081
EXAMINATION COUNCIL                                  Expires: April 30, 2006
-------------------------------------------------------------------------------
                                                                              1

                                                     Please refer to page 1
                                                     Table of Contents, for
                                                     the required disclosure
                                                     of estimated burden
-------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031

Report at the close of business June 30, 2003

This report is required by law: 12 U.S.C. ss. 324 (State member banks);
12 U.S.C. ss. 1817 (State nonmember banks); and 12 U.S.C. ss. 161 (National banks).

                                  (20030630)
                                  -----------
                                  (RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions. Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

-------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Jorge Arreta, SVP & Controller
Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/ Jorge Arreta
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

07/25/2003
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority Instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/ L. Phillip Humann
--------------------------------------------------------------------------------
Director (Trustee)

/s/ James B. Williams
--------------------------------------------------------------------------------
Director (Trustee)

/s/ Alston D. Correll
--------------------------------------------------------------------------------
Director (Trustee)
--------------------------------------------------------------------------------
Submission of Reports:

Each bank must prepare its Reports of Condition and Income either:

(a) In electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation (EDS), by modem or on computer diskette; or

(b) In hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 13890 Bishops Drive, Suite 110, Brookfield, WI 53005, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------

FDIC Certificate Number:                                                00867
                                                                    ------------
                                                                     (RCRI9052)


SUNTRUST BANK
-----------------------------------------------
Legal Title of Bank (TEXT 9010)

ATLANTA
-----------------------------------------------
City (TEXT 9130)

GA                            30302
-----------------------------------------------
State Abbrev. (TEXT 9200)  Zip Code (TEXT 9220)



  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

SUNTRUST BANK                                                         FFIEC 031
--------------------------------------                                RC-1
Legal Title of Bank
                                                                      12
ATLANTA
--------------------------------------
City

GA                            30302
--------------------------------------
State                         Zip Code

Transmitted to InterCept on 07/30/2003. Confirmation Number - 0008111 FDIC Certificate Number - 00867

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                    Dollar Amounts in Thousands      RCFD  Bil   Mil   Thou

ASSETS

1. Cash and balances due from depository institutions (from Schedule RC-A):
   a. Noninterest-bearing balances and currency and coin (1)                                         0081    4,469,018  1.a
   b. Interest-bearing balances (2)                                                                  0071       15,820  1.b
2. Securities:
   a. Held-to-maturity securities (from Schedule RC-B, column A)                                     1754            0  2.a
   b. Available-for-sale securities (from Schedule RC-B, column D)                                   1773   19,854,955  2.b
3. Federal funds sold and securities purchased under agreements to resell:                           RCON
   a. Federal funds sold in domestic offices                                                         B987      436,600  3.a
                                                                                                     RCFD
   b. Securities purchased under agreements to resell (3)                                            B989    3,771,321  3.b
4. Loans and lease financing receivables (from Schedule RC-C):
   a. Loans and leases held for sale                                                                 5369    9,037,490  4.a
   b. Loans and leases, net of unearned income                                    B528  75,008,023                      4.b
   c. LESS: Allowance for loan and lease losses                                   3123     932,810                      4.c
   d. Loans and leases, net of unearned income and allowance
      (item 4.b minus 4.c)                                                                           B529   74,075,213  4.d
5. Trading assets (from Schedule RC-D)                                                               3545    1,472,750  5
6. Premises and fixed assets (including capitalized leases)                                          2145    1,296,757  6
7. Other real estate owned (from Schedule RC-M)                                                      2150       29,826  7
8. Investments in unconsolidated subsidiaries and associated companies
   (from Schedule RC-M)                                                                              2130            0  8
9. Customers' liability to this bank on acceptances outstanding                                      2155       84,980  9
10. Intangible assets:
   a. Goodwill                                                                                       3163      862,393  10.a
   b. Other intangible assets (from Schedule RC-M)                                                   0426      607,990  10.b
11. Other assets (from Schedule RC-F)                                                                2160    2,730,050  11
12. Total assets (sum of items 1 through 11)                                                         2170  118,745,163  12

---------
(1)      Includes cash items in process of collection and unposted debits.

(2)      Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

SUNTRUST BANK                                                         FFIEC 031
--------------------------------------                                RC-2
Legal Title of Bank
Transmitted to Intercept on 07/30/2003.                               13
Confirmation Number - 0008111
FDIC Certificate Number - 00867

SCHEDULE RC--CONTINUED


                                                                    Dollar Amounts in Thousands            Bil Mil Thou

LIABILITIES

13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                                        RCON
       from Schedule RC-E, part I)                                                                  2200    74,459,262   13.a
       (1) Noninterest-bearing (1)                                               6631  10,248,343                        13.a.1
       (2) Interest-bearing                                                      6636  64,210,919                        13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and                                     RCFN
       IBFs (from Schedule RC-E, part II)                                                           2200     2,934,964   13.b
       (1) Noninterest-bearing                                                   6631           0                        13.b.1
       (2) Interest-bearing                                                      6636   2,934,963                        13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:                     RCON
    a. Federal funds purchased in domestic offices (2)                                              B993     8,979,352   14.a
                                                                                                    RCFD
    b. Securities sold under agreements to repurchase (3)                                           B995     8,422,227   14.b
15. Trading liabilities (from Schedule RC-D)                                                        3548     1,179,121   15
16. Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases) (from Schedule RC-M)                                                  3190     7,252,577   16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                        2920        84,980   18
19. Subordinated notes and debentures(4)                                                            3200     2,149,629   19
20. Other liabilities (from Schedule RC-G)                                                          2930     2,777,007   20
21. Total liabilities (sum of items 13 through 20)                                                  2948   108,239,119   21
22. Minority interest in consolidated subsidiaries                                                  3000     1,012,337   22

EQUITY CAPITAL

23. Perpetual preferred stock and related surplus                                                   3838             0   23
24. Common stock                                                                                    3230        21,600   24
25. Surplus (exclude all surplus related to preferred stock)                                        3839     2,734,106   25
26. a. Retained earnings                                                                            3632     5,845,041   26.a
    b. Accumulated other comprehensive income (5)                                                   B530       892,960   26.b
27. Other equity capital components (6)                                                             A130             0   27
28. Total equity capital (sum of items 23 through 27)                                               3210     9,493,707   28
29. Total liabilities, minority interest, and equity capital (sum of items 21 , 22, and 28)         3300   118,745,163   29


Memorandum

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work
   performed for the bank by independent external auditors as of any date                     RCFD     NUMBER
   during 2002                                                                                6724       N/A    M.1



1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 =   Review of the bank's financial statements by external auditors

7 =   Compilation of the bank's financial statements by external auditors

8 =   Other audit procedures (excluding tax preparation work)

9 =   No external audit work


---------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4)      Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.